UNITED STATES

SECURITIES & EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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(Amendment No.             )

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Standard Financial Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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January 18, 2012

Dear Stockholder:

We cordially invite you to attend the 2012 Annual Meeting of Stockholders of Standard Financial Corp., the parent company of Standard Bank, PaSB. The annual meeting will be held at the Doubletree Hotel Pittsburgh/Monroeville Convention Center, 101 Mall Boulevard, Monroeville, Pennsylvania 15146, at 9:00 a.m. (Eastern time) on February 21, 2012.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the annual meeting we will also report on the operations of Standard Financial Corp.

The business to be conducted at the annual meeting consists of the election of three directors, the approval of the Standard Financial Corp. 2012 Equity Incentive Plan and the ratification of the appointment of S.R. Snodgrass, A.C. as the independent registered public accounting firm for the fiscal year ending September 30, 2012.

Our Board of Directors has determined that the matters to be considered at the annual meeting are in the best interests of Standard Financial Corp. and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

Also enclosed for your review is our Annual Report on Form 10-K for the fiscal year ended September 30, 2011, which contains detailed information concerning our activities and operating performance. On behalf of the Board of Directors, please take a moment now to cast your vote via the Internet or by telephone as described on the enclosed proxy card, or alternatively, complete, sign, date and return the proxy card in the postage-paid envelope provided. Voting in advance of the annual meeting will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the annual meeting.

Sincerely,

Timothy K. Zimmerman

President and Chief Executive Officer

STANDARD FINANCIAL CORP.

2640 Monroeville Boulevard

Monroeville, Pennsylvania 15146

(412) 856-0363

NOTICE OF

2012 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On February 21, 2012

Notice is hereby given that the 2012 Annual Meeting of Stockholders of Standard Financial Corp. will be held at the Doubletree Hotel Pittsburgh/Monroeville Convention Center, 101 Mall Boulevard, Monroeville, Pennsylvania 15146, on February 21, 2012 at 9:00 a.m., Eastern time.

A Proxy Card and a Proxy Statement for the annual meeting are enclosed.

The annual meeting is for the purpose of considering and acting upon:

1.	The election of three directors;

2.	The approval of the Standard Financial Corp. 2012 Equity Incentive Plan;

3.	The ratification of the appointment of S.R. Snodgrass, A.C. as the independent registered public accounting firm for the fiscal year ending September 30, 2012; and

such other matters as may properly come before the annual meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the meeting.

Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned. Stockholders of record at the close of business on January 3, 2012, are the stockholders entitled to vote at the annual meeting, and any adjournments thereof.

EVEN IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU MAY CHOOSE TO VOTE YOUR SHARES USING THE INTERNET OR TELEPHONE VOTING OPTIONS EXPLAINED ON YOUR PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY THAT YOU GIVE MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. YOU MAY REVOKE A PROXY BY FILING A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE WITH THE SECRETARY OF STANDARD FINANCIAL CORP. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

By Order of the Board of Directors

Timothy K. Zimmerman President and Chief Executive Officer

Monroeville, Pennsylvania

January 18, 2012

A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

Proxy Statement

STANDARD FINANCIAL CORP.

2640 Monroeville Boulevard

Monroeville, Pennsylvania 15146

(412) 856-0363

2012 ANNUAL MEETING OF STOCKHOLDERS

February 21, 2012

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Standard Financial Corp. to be used at the 2012 Annual Meeting of Stockholders of Standard Financial Corp., which will be held at the Doubletree Hotel Pittsburgh/Monroeville Convention Center, 101 Mall Boulevard, Monroeville, Pennsylvania 15146, on February 21, 2012, at 9:00 a.m., Eastern time, and all adjournments of the annual meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about January 18, 2012. In this Proxy Statement, the terms “we, “our,” and “us” refer to Standard Financial Corp. unless the context indicates another meaning.

Standard Financial Corp. completed its stock offering, as part of Standard Bank PaSB’s (“Standard Bank”) mutual to stock conversion, on October 6, 2010 and its common stock started trading on the NASDAQ Capital Market on October 7, 2010.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of record of our shares of common stock, par value $0.01 per share, as of the close of business on January 3, 2012 are entitled to one vote for each share then held. As of January 3, 2012, there were 3,423,173 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholder to vote FOR ALL NOMINEES proposed by the Board, to WITHHOLD AUTHORITY FOR ALL NOMINEES or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.

As to the approval of the Standard Financial Corp. 2012 Equity Incentive Plan, a stockholder may: (i) vote FOR the approval; (ii) vote AGAINST the approval; or (iii) ABSTAIN from voting on such matter. The approval of the Standard Financial Corp. 2012 Equity Incentive Plan is determined by the affirmative vote of a majority of the shares cast at the annual meeting, without regard to the broker non-votes and proxies marked “ABSTAIN.”

In the event at the time of the annual meeting there are not sufficient votes to approve the Standard Financial Corp. 2012 Equity Incentive Plan, the annual meeting may be adjourned in order to permit the further solicitation of proxies.

As to the ratification of S.R. Snodgrass, A.C. as our independent registered public accounting firm, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of a majority of the shares cast at the annual meeting is required for the ratification of S.R. Snodgrass, A.C. as the independent registered public accounting firm for the fiscal year ending September 30, 2012, without regard to the broker non-votes and proxies marked “ABSTAIN.”

As provided in Section D of Article 5 of our Articles of Incorporation, record holders who beneficially own in excess of 10% of the outstanding shares of our common stock are not entitled to vote any shares held in excess of the 10% limit. Subject to certain exceptions, a person is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person. The Board of Directors of Standard Financial Corp. is authorized to construe and apply the provisions of Section D of Article 5 of the Articles of Incorporation, and to

make all determinations it deems necessary or desirable to implement them, including determining the number of shares beneficially owned by any person, and to demand certain information from any person who is reasonably believed to beneficially own stock in excess of the 10% limit and reimbursement for all expenses incurred by Standard Financial Corp. in connection with an investigation conducted by the Board of Directors pursuant to the provisions of Article 5, Section D of the Articles of Incorporation.

If you have selected a broker, bank, or other intermediary to hold your common stock rather than having the shares directly registered in your name with our transfer agent, Registrar and Transfer Company, you will receive instructions directly from your broker, bank, or other intermediary in order to vote your shares. Your brokerage firm may also provide the ability to vote your proxy by telephone or online. Please be advised that if you choose not to vote your proxy, your brokerage firm has the authority under applicable stock market rules to vote your shares “FOR” or “AGAINST” routine matters. All of the proposals, other than the ratification of the independent registered public accounting firm, are deemed to be non-routine matters. Accordingly, we urge you to vote by following the instructions provided by your broker, bank, or other intermediary.

Persons and groups who beneficially own in excess of 5% of our shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934. The following table sets forth, as of January 3, 2012, the shares of our common stock beneficially owned by each person known to us who was the beneficial owner of more than 5% of the outstanding shares of our common stock.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding
Wellington Management Company LLP	312,816	(1)	9.14%
280 Congress Street Boston, MA 02210

Joseph Stilwell	276,900	(2)	8.09%
111 Broadway, 12th Floor New York, NY 10006

Raffles Associates	239,508	(3)	7.00%
2 Penn Plaza, Suite 1920A New York, NY 10121

Sandler O’Neill Asset Management, LLC	215,700	(4)	6.30%
780 Third Avenue, 5th Floor New York, NY 10017

Standard Bank, PaSB Employee Stock Ownership Plan	278,254		8.13%
2640 Monroeville Boulevard Monroeville, Pennsylvania 15146

(1)	Based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2011.
(2)	Based on a Schedule 13D/A filed with the Securities and Exchange Commission on October 28, 2010.
(3)	Based on a Schedule 13G filed with the Securities and Exchange Commission on October 28, 2010.
(4)	Based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2011.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of our Board of Directors will be voted in accordance with the directions given thereon. You may vote by Internet or telephone as described on your Proxy Card. You may also vote by signing and returning your Proxy Card to Standard Financial Corp. Proxies we receive that are signed, but contain no instructions for voting, will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the annual meeting.

Proxies may be revoked by sending written notice of revocation to the Secretary of Standard Financial Corp. at the address shown above, or by returning a duly executed proxy bearing a later date by mail, or voting on a later date by Internet or telephone, as described on your Proxy Card. The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to the Secretary prior to the voting of such proxy.

SOLICITATION OF PROXIES

Standard Financial Corp. will bear the entire cost of soliciting proxies from you. In addition to the solicitation of proxies by mail, Standard Financial Corp. will request that banks, brokers and other holders of record send proxies and proxy material to the beneficial owners of Standard Financial Corp. common stock and secure their voting instructions. Standard Financial Corp. will reimburse such holders of record for their reasonable expenses in taking those actions. Standard Financial Corp. retained Phoenix Advisory Partners to assist Standard Financial Corp. to solicit proxies. For its services as proxy solicitor, we will pay Phoenix Advisory Partners $5,000 plus reasonable out-of-pocket expenses in connection with the solicitation. If necessary, Standard Financial Corp. may also use several of its regular employees, who will not be specifically compensated, to solicit proxies from stockholders, personally or by telephone, facsimile or letter.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Board of Directors currently consists of seven members, and is divided into three classes. Our bylaws provide that one class of directors is to be elected annually. Our directors are generally elected to serve for a three-year period, or a shorter period if the director is elected to fill a vacancy, and until their respective successors shall have been elected and shall qualify. Three directors will be elected at the annual meeting and will serve until their successors have been elected and qualified. The Nominating and Corporate Governance Committee has nominated Horace G. Cofer, Timothy K. Zimmerman and Thomas J. Rennie to serve as directors for three-year terms. Each individual is currently a member of the Board of Directors.

The table below sets forth certain information regarding the composition of our Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the annual meeting for the election of the nominees identified below. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Nominating and Corporate Governance Committee may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.

Name(1)	Positions Held in Standard Financial Corp.	Age(2)	Director Since(3)	Current Term to Expire	Shares of Common Stock Beneficially Owned as of the Record Date(4)	Percent of Class(5)
NOMINEES
Horace G. Cofer	Director	73	1991	2012	500	*
Timothy K. Zimmerman	President, Chief Executive Officer and Director	60	1993	2012	25,661(8)	*
Thomas J. Rennie	Director	61	2008	2012	5,600(9)	*
DIRECTORS CONTINUING IN OFFICE
Terence L. Graft	Chairman of the Board	61	1991	2013	20,324(10)	*
Dale A. Walker	Director	61	1999	2013	10,039(11)	*
William T. Ferri	Director	66	2007	2014	21,005(6)	*
David C. Mathews	Director	56	2006	2014	27,115(7)	*
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Colleen M. Brown	Senior Vice President —Chief Financial Officer	52			20,172(12)	*
Paul A. Knapp	Senior Vice President —Chief Commercial Lending Officer	57			20,266(13)	*
Susan A. Parente	Vice President and Controller	49			2,265(14)	*
All directors and executive officers as a group (10 persons)					152,947	4.47%

*	Less than 1%

(Footnotes follow on next page)

(1)	The mailing address for each person listed is 2640 Monroeville Boulevard, Monroeville, Pennsylvania 15146.
(2)	As of September 30, 2011.
(3)	Reflects initial election to the Board of Directors of Standard Bank.
(4)

In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(5)	Based on 3,423,173 shares outstanding as of January 3, 2012.
(6)	Includes 6,641 shares held in an individual retirement account and 4,014 shares held in a spouse’s 401(k) plan.
(7)

Includes 7,000 shares held in an individual retirement account, 11,963 shares in a 401(k) plan, 7,971 shares in a spouse’s individual retirement account and 181 shares held by the ESOP for the account of Mr. Mathews.

(8)	Includes 20,393 shares held in a 401(k) plan, 5,000 shares held in a spouse’s simplified employee pension account and 268 shares held by the ESOP for the account of Mr. Zimmerman.
(9)	Includes 5,000 shares held in an individual retirement account.
(10)	Includes 6,324 shares held in an individual retirement account.
(11)	Includes 1,916 shares held in an individual retirement account and 2,023 shares held in a spouse’s individual retirement account.
(12)	Includes 20,000 shares held in a 401(k) plan and 172 shares held by the ESOP for the account of Ms. Brown.
(13)	Includes 20,078 shares held in a 401(k) plan and 138 shares held by the ESOP for the account of Mr. Knapp.
(14)	Includes 1,759 shares held in a 401(k) plan and 106 shares held by the ESOP for the account of Ms. Parente.

Directors

The biographies of each of the nominees and continuing board members below contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that the person should serve as a director. The principal occupation during the past five years of each of our directors is set forth below. All directors have held their present positions for at least five years unless otherwise stated. Each existing director is also a director of Standard Bank.

All of the nominees and directors continuing in office are or were long-time residents of the communities served by Standard Financial Corp. and many of such individuals have operated, or currently operate, businesses located in such communities. As a result, each nominee and director continuing in office has significant knowledge of the businesses that operate in Standard Financial Corp.’s market area, an understanding of the general real estate market, values and trends in such communities and an understanding of the overall demographics of such communities. As the holding company for a community banking institution, Standard Financial Corp. believes that the local knowledge and experience of its directors assists Standard Financial Corp. in assessing the credit and banking needs of its customers, developing products and services to better serve its customers and assessing the risks inherent in its lending operations, and provides Standard Financial Corp. with greater business development opportunities.

Terence L. Graft has served as Chairman of the Board of Standard Bank since 2008. Mr. Graft is the owner of Kepple-Graft Funeral Home located in Greensburg, Pennsylvania and Graft-Jacquillard Funeral Home located in Scottdale, Pennsylvania. He is a member of the National and Pennsylvania Funeral Directors Associations, as well as the Funeral Directors Associations of Armstrong, Westmoreland and Indiana, Pennsylvania. Mr. Graft’s experience as a local business owner and his knowledge of the local business community led to his election to the Board in 1991.

Horace G. Cofer is President of Horace Cofer Associates, Inc., an engineering consulting service located in Murrysville, Pennsylvania. Mr. Cofer’s experience managing a local business and his knowledge of the local business community led to his election to the Board in 1991.

William T. Ferri is a pharmacist and the owner of Ferri Pharmacy located in Murrysville, Pennsylvania. He is the Chief Executive Officer of Ferri Enterprises, a property development and management company, and the President of Ferri Supermarkets, Inc. He is also a member of the Pennsylvania Pharmacists Association, the National Association of Retail Pharmacists, the Murrysville Community Economic Development Corporation, the Westmoreland Chamber of Commerce and the Murrysville Business Association. Mr. Ferri’s experience owning a local business and his knowledge of the local business community led to his election to the Board in 2007.

David C. Mathews is the Business Development Coordinator of Standard Bank since January 2006. Prior to joining Standard Bank, Mr. Mathews served as the President and Chief Executive Officer of Hoblitzell National Bank from 1998 until Hoblitzell was acquired by Standard Bank in January 2006. Mr. Mathews has 34 years of experience in banking. Mr. Mathews is a member of the Boards of the Western Maryland Health System Foundation and the YMCA of Cumberland, and is also a member of the Frostburg State Business Advisory Board and The Greater Cumberland Committee. Mr. Mathews experience with commercial lending and with the markets served by Hoblitzell led to his election to the Board in 2006.

Thomas J. Rennie is a certified public accountant and the owner of a public accounting firm offering tax, accounting and consulting services in Ligonier, Pennsylvania. He is a member and past President of the Ligonier Chamber of Commerce, past President of the Southwest Chapter of the Pennsylvania Institute of Certified Public Accountants and a past President of Ligonier Rotary Club. Mr. Rennie’s accounting experience and knowledge of the local business community led to his election to the Board in 2008.

Dale A. Walker is a certified public accountant and is the owner of Dale A. Walker, CPA, an accounting firm in Mount Pleasant, Pennsylvania. He is a member of the American and Pennsylvania Institutes of Certified Public Accountants, a director and Treasurer of Penn Laurel Holdings, a real estate investment company, a director and past Chairman of the Board of Excela Health, a not-for-profit health care system in western Pennsylvania, Treasurer of Mount Pleasant Business District Authority and a past president and member of the Mount Pleasant Rotary. Mr. Walker’s accounting experience and knowledge of the local business community led to his election to the Board in 1999.

Timothy K. Zimmerman is President and Chief Executive Officer of Standard Bank since 1992 and a director since 1993. Prior to joining Standard Bank, Mr. Zimmerman worked with Landmark Savings Association, Pittsburgh (and predecessors) from 1977 to 1992, including service as Senior Vice President and Chief Financial Officer from 1985 to 1992. Mr. Zimmerman is a certified public accountant and also worked with KPMG Peat Marwick from 1973 to 1977. Mr. Zimmerman is a member of AICPA and PICPA and is very active in community organizations and is a member of the Board of the Pennsylvania Association of Community Bankers and a former director of the Independent Community Bankers of America.

Executive Officers who are not Directors

The principal occupation during the past five years of each of our executive officers, is set forth below. All executive officers have held their present positions for at least five years unless otherwise stated.

Colleen M. Brown is Senior Vice President and Chief Financial Officer of Standard Bank since 1996. Ms. Brown has 31 years of banking and accounting experience, including service with PNC Bank, Pittsburgh, Integra Financial Corporation, Pittsburgh, and Landmark Savings Association, Pittsburgh. Ms. Brown is a certified public accountant and served as a senior auditor for KPMG Peat Marwick, Pittsburgh from 1979 to 1983. Ms. Brown is a member of the American and Pennsylvania Institutes of Certified Public Accountants.

Paul A. Knapp is Senior Vice President — Chief Commercial Loan Officer of Standard Bank since 1999. Prior to joining Standard Bank, Mr. Knapp worked as Commercial Loan Officer/Branch Manager with Mars National Bank, Gibsonia, Pennsylvania from 1995 to 1999. Mr. Knapp has 33 years of experience in banking, including service with Landmark Savings Association, Pittsburgh. Mr. Knapp also served as a National Bank Examiner for the Office of the Comptroller of the Currency from 1992 to 1995. Mr. Knapp is a member of Robert Morris Associates of Pittsburgh, the Mortgage Bankers of Pittsburgh, the Business Network International (Monroeville) and the Monroeville Rotary. He is also Chairman of the Loan Committee for the Regional Development Funding Corporation, a past Chairman of the Regional Development Funding Corporation, and a member of the Board of the Penn Township Planning and Zoning Commission.

Susan A. Parente is Vice President — Controller of Standard Bank since 1998. Ms. Parente has 26 years of banking and accounting experience. Prior to joining Standard Bank, Ms. Parente worked as Manager of Profit Planning and as a Senior Accountant with Equitable Resources, Pittsburgh, from 1990 to 1998. Prior banking experience includes service as an Internal Auditor and Senior Accountant with Landmark Savings Association,

Pittsburgh, from 1985 to 1990. Ms. Parente is a certified public accountant and member of the American and Pennsylvania Institutes of Certified Public Accountants.

Board Independence

The Board of Directors has determined that each of our directors, with the exception of directors Timothy Zimmerman and David Mathews, is “independent” as defined in the listing rules of the Nasdaq Stock Market. Messrs. Zimmerman and Mathews are not independent because they are employees of Standard Bank.

At September 30, 2011, Standard Bank had three loans outstanding to entities in which Director Ferri had an ownership interest, with an aggregate balance of $697,212 and one home equity line of credit to Director Mathews with a balance of $123, respectively. Each of these loans were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, and did not involve more than the normal risk of collectibility or present other unfavorable features. At September 30, 2011, Standard Bank had no additional loans outstanding with any of its directors or executive officers.

Board Leadership Structure and Risk Oversight

Our Board of Directors is chaired by Terence L. Graft, who is a non-executive director. This structure ensures a greater role for the independent directors in the oversight of Standard Financial Corp. and Standard Bank, and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

The Board of Directors is actively involved in oversight of risks that could affect Standard Financial Corp. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee chair regarding such committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within Standard Financial Corp. Risks relating to the direct operations of Standard Bank are further overseen by the Board of Directors of Standard Bank, which consists of the same individuals who serve on the Board of Directors of Standard Financial Corp. The Board of Directors of Standard Bank also has additional committees that conduct risk oversight and they typically meet jointly with the committees of Standard Financial Corp. All committees are responsible for the establishment of policies that guide management and staff in the day-to-day operation of Standard Financial Corp. and Standard Bank, such as lending, risk management, asset/liability management, investment management and others.

Meetings and Committees of the Board of Directors

The business of Standard Financial Corp. is conducted at regular and special meetings of the full Board and its standing committees. In addition, our independent directors meet in executive sessions. The standing committees consist of the Executive, Audit, Compensation and Nominating and Corporate Governance Committees. During the fiscal year ended September 30, 2011, the Board of Directors of Standard Financial Corp. met at six regular meetings and had no special meetings. No member of the Board or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the board on which he or she served (during the periods that he served).

The duties and responsibilities of the Executive, Compensation, Audit and Nominating and Corporate Governance Committees are as follows:

Executive Committee. The Board of Directors has delegated to the Executive Committee the power and authority to act on its behalf in between Board meetings. The Board has designated the president and two or more of the other directors to constitute the Executive Committee. The current members of the Executive Committee consist of Director Graft, who serves as Chairman, and Directors Ferri, Mathews, Walker and Zimmerman. The Executive Committee met six times in fiscal 2011.

Compensation Committee. The Compensation Committee is composed of independent (as defined in the Nasdaq corporate governance listing standards), non-employee directors who are not eligible to participate in management compensation programs. The current members of the Compensation Committee consist of Directors Graft, who serves as Chairman, Ferri and Walker. The Compensation Committee has a written charter, which is available on our website at www.standardbankpa.com. The Compensation Committee met three times during the fiscal year ended September 30, 2011.

Pursuant to the Compensation Committee’s Charter, the Compensation Committee approves the compensation objectives for Standard Financial Corp. and Standard Bank and establishes the compensation for the President and Chief Executive Officer and other executives. Our President and Chief Executive Officer provides recommendations to the Compensation Committee on matters of compensation philosophy, plan design and the general guidelines for employee compensation. These recommendations are then considered by the Compensation Committee. However, Mr. Zimmerman does not vote on and is not present for any discussion of his own compensation.

The Compensation Committee, in performing its duties and responsibilities with respect to director and executive officer compensation, relies on the assistance of our Human Resources Department. In addition, during the fiscal year ended September 30, 2011, the Compensation Committee retained Organizational Consulting Group LLC to provide market survey salary data and recommendations with respect to Board and senior executive management compensation.

Audit Committee. The Audit Committee consists of Directors Walker, who serves as Chairman, Cofer, Ferri and Rennie. Each member of the Audit Committee is “independent” as defined in the Nasdaq corporate governance listing standards and under Securities and Exchange Commission Rule 10A-3. The Board of Directors has determined that Mr. Walker qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the Securities and Exchange Commission. Information with respect to the experience of Mr. Walker is included in “— Directors.” Our Audit Committee has a written charter, which is available on our website at www.standardbankpa.com. The Audit Committee of Standard Financial Corp. met four times during the fiscal year ended September 30, 2011.

Among other activities, the Audit Committee assists the Board of Directors in overseeing the integrity of our financial statements; overseeing our compliance with legal and regulatory requirements; overseeing the independent registered public accountant’s qualifications and independence; overseeing the performance of our independent registered public accountant and of our internal audit function; and overseeing our system of disclosure controls and system of internal controls regarding finance, accounting, and legal compliance.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance consists of at least three directors who are “independent” as defined in the Nasdaq corporate governance listing standards. The current members of the Nominating and Corporate Governance Committee consist of Directors Cofer, who serves as Chairman, Graft and Rennie. The Nominating and Corporate Governance Committee has a written charter, which is available on our website at www.standardbankpa.com. The Nominating and Corporate Governance Committee of Standard Financial Corp. met one time during the fiscal year ended September 30, 2011.

Pursuant to the Nominating and Corporate Governance Committee charter, the Nominating and Corporate Governance Committee assists the Board of Directors in identifying qualified individuals to serve as Board members, in determining the composition of the Board of Directors and its committees, in monitoring a process to assess Board effectiveness and in developing and implementing our corporate governance guidelines. The Nominating and Corporate Governance Committee also considers and recommends the nominees for director to stand for election at our annual meeting of stockholders.

If the candidate is deemed eligible for election to the Board of Directors, the Committee will consider the following criteria in selecting nominees, as described in more detail in the Committee’s Criteria for Director Nominees:

•	contribution to the board;

•	experience;

•	familiarity with and participation in local community;

•	integrity;

•	stockholder interests and dedication; and

•	independence.

The Committee will also consider any other factors it deems relevant to a candidate’s nomination, including the extent to which the candidate helps the Board of Directors reflect the diversity of our stockholders, employees, customers and communities. The Committee also may consider the current composition and size of the Board of Directors, the balance of management and independent directors, and the need for audit committee expertise.

The Committee may weigh the foregoing criteria differently in different situations, depending on the composition of the Board of Directors at the time. The Board of Directors will maintain at least one director who meets the definition of “audit committee financial expert” under Securities and Exchange Commission regulations.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s board and committee attendance and performance; length of board service; experience, skills and contributions that the existing director brings to the board; and independence.

In addition to meeting these qualifications, a person is not qualified to serve as a director if he or she: (1) is under indictment for, or has ever been convicted of, a criminal offense involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year, (2) is a person against whom a banking agency has, within the past ten years, issued a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal, or (3) has been found either by a regulatory agency whose decision is final and not subject to appeal or by a court to have (i) breached a fiduciary duty involving personal profit, or (ii) committed a willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency. In addition, no person may serve on the Board of Directors and at the same time be a director or officer of another co-operative bank, credit union, savings bank, savings and loan association, bank, trust company or holding company thereof (in each case whether chartered under state, federal or other law) that engages in business activities in the same market area as Standard Financial Corp. or any of its subsidiaries or in any county contiguous to such market area. At least two-thirds of the members of the Board of Directors must be residents of Pennsylvania or reside within a 100-mile radius of an office of Standard Bank No person 75 years or older shall be eligible for election, re-election, appointment or reappointment to the Board of Directors, unless such person was a director of Standard Bank on June 1, 1998.

The Committee does not have a formal policy or specific guidelines regarding diversity among Board members, and generally views and values diversity from the perspective of professional and life experiences, as well as geographic location, representative of the markets in which we do business. The Committee recognizes that diversity in professional and life experiences may include consideration of gender, race, or national origin, in identifying individuals who possess the qualifications that the Committee believes are important to be represented on the Board.

Procedures for the Recommendation of Director Nominees by Stockholders. In connection with becoming a public company, the Nominating and Corporate Governance Committee has adopted procedures for the submission of recommendations for director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating Committee will consider candidates recommended by our stockholders. Stockholders can submit the names of qualified candidates for Director by writing to us at 2640 Monroeville Boulevard, Monroeville, Pennsylvania 15146, Attention: Corporate Secretary. The Corporate Secretary

must receive a submission for consideration for the 2013 Annual Meeting of Stockholders no later than July 23, 2012.

The submission must include the following information:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

•

The name and address of the stockholder as they appear on our books, and number of shares of our common stock that are owned beneficially by the stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•

The name, address and contact information for the candidate, and the number of shares of common stock of Standard Financial Corp. that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the candidate’s share ownership should be provided);

•	A statement of the candidate’s business and educational experience;

•	Such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

•	A statement detailing any relationship between the candidate and any customer, supplier or competitor of Standard Financial Corp.;

•	Detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	A statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in our Bylaws.

Stockholder Communications with the Board. A stockholder of Standard Financial Corp. who wants to communicate with the Board of Directors or with any individual director may write to: Board of Directors, Standard Financial Corp., 2640 Monroeville Boulevard, Monroeville, Pennsylvania 15146, Attention: Corporate Secretary. The letter should indicate that the author is a stockholder of Standard Financial Corp. and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•	Forward the communication to the Director or Directors to whom it is addressed;

•	Attempt to handle the inquiry directly (for example, where it is a request for information about Standard Financial Corp. or it is a stock-related matter); or

•	Not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board or Executive Committee meeting, the Corporate Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.

Attendance at Annual Meetings of Stockholders

Although we do not have a formal written policy regarding director attendance at annual meetings of stockholders, it is expected that directors will attend these meetings absent unavoidable scheduling conflicts. Every director, with the exception of Horace G. Cofer, attended the 2011 Annual Meeting of Stockholders.

Code of Ethics

The Board of Directors has adopted a Code of Ethics for Senior Officers that is applicable to our senior financial officers, including our principal executive officer, principal financial officer, principal accounting officer and all officers performing similar functions. A copy of the Code of Ethics for Senior Officers can be found in the “Investor Relations — Corporate Governance” section of our website, www.standardbankpa.com.

Audit Committee Report

The Audit Committee has issued a report that states as follows:

•	we have reviewed and discussed with management and the independent registered public accounting firm our audited consolidated financial statements for the fiscal year ended September 30, 2011;

•	we have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended; and

•

we have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communication with the Audit Committee concerning independence, and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2011 for filing with the Securities and Exchange Commission.

This report has been provided by the Audit Committee, which consists of Directors Walker (Chairman), Cofer, Ferri and Rennie.

Section 16(a) Beneficial Ownership Reporting Compliance

Our common stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934. The officers and directors of Standard Financial Corp. and beneficial owners of greater than 10% of our shares of common stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership. Securities and Exchange Commission rules require disclosure in our Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the shares of common stock to file a Form 3, 4 or 5 on a timely basis. Based on our review of such ownership reports, we believe that no officer, director or 10% beneficial owner of Standard Financial Corp. failed to file such ownership reports on a timely basis for the fiscal year ended September 30, 2011.

Executive Officer Compensation

Summary Compensation Table. The table below summarizes the total compensation paid to or earned by our named executive officers for the fiscal years ended September 30, 2011 and 2010.

	Compensation(4)	Compensation(4)		Compensation(4)	Compensation(4)	Compensation(4)	Compensation(4)		Compensation(4)
Name and Principal Position	Year	Salary(1)		Bonus(3)	Non-Equity Incentive Plan Compensation(4)	Nonqualified Deferred Compensation Earnings	All Other Compensation		Total
Timothy K. Zimmerman	2011	$274,104		$69,292	$—	$—	$19,650	(5)	$363,046
President and Chief	2010	233,883		65,500	—	—	19,869		319,252
Executive Officer
Colleen M. Brown	2011	131,125		33,219	11,473	—	8,341	(6)	184,158
Senior Vice President and	2010	109,573	(2)	30,000	5,535	—	7,145		152,253
Chief Financial Officer
Paul A. Knapp	2011	100,125		8,833	6,579	—	10,559	(7)	126,096
Senior Vice President and	2010	91,975		11,500	8,747	—	11,797		124,019
Chief Commercial Lending Officer

(1)	Amounts in this column include contributions by Mr. Zimmerman, Ms. Brown and Mr. Knapp to the 401(k) Plan.
(2)

Ms. Brown voluntarily elected to work a reduced schedule in accordance with Standard Bank policies from January 1, 2010 through April 30, 2010. During this period, Ms. Brown was paid 80% of her full-time annual salary. Effective May 2, 2010, she reverted to a full-time schedule.

(3)	Reflects the cash bonus as determined at the discretion of Standard Financial Corp.’s Compensation Committee. Refer to “Cash Incentives/Bonuses” for additional information related to these payments.
(4)

Ms. Brown and Mr. Knapp earned cash incentives/bonuses under their respective cash incentive plans. Refer to “Cash Incentives/Bonuses” for additional information related to these payments. The cash incentive payments were earned in fiscal year 2009 and 2010, respectively, and were paid in fiscal years 2010 and 2011, respectively.

(5)

For 2011, includes $7,105 for 401(k) Plan matching contributions, $950 received by Mr. Zimmerman for the cost of supplemental long-term disability insurance, $378 for premiums paid by Standard Bank for group term life insurance, $6,345 received by Mr. Zimmerman for the cost of an automobile and $4,872 for country club expenses.

(6)

For 2011, includes $5,353 for 401(k) Plan matching contributions, $378 for premiums paid by Standard Bank for group term life insurance and $2,610 received by Ms. Brown for opting out of Standard Bank’s medical insurance plan.

(7)	For 2011, includes $3,363 for 401(k) Plan matching contributions, $378 for premiums paid by Standard Bank for group term life insurance and $6,818 for loan origination commissions.

Employment Agreements. Standard Financial Corp. and Standard Bank entered into an employment agreement with each of Timothy K. Zimmerman, Colleen M. Brown and Paul A. Knapp (referred to below as the “executives” or “executive”) effective October 6, 2010. Our continued success depends to a significant degree on the skills and competence of these officers, and the employment agreements are intended to ensure that we maintain a stable management base following the offering. The discussion below addresses the employment agreements entered into with the executives.

The employment agreement with Mr. Zimmerman provides for a three-year term and the employment agreements with Ms. Brown and Mr. Knapp provide for a two-year term, subject to daily renewal. The current base salaries are $276,500 for Mr. Zimmerman, $134,000 for Ms. Brown and $103,000 for Mr. Knapp. The agreements also provide for participation in employee benefit plans and programs maintained for the benefit of senior management personnel, including discretionary bonuses, participation in stock-based benefit plans, and certain fringe benefits as described in the agreements.

Upon termination of an executive’s employment for cause, as defined in each of the agreements, the executive will receive no further compensation or benefits under the agreement. If we terminate the executive for reasons other than for cause or if the executive terminates voluntarily under specified circumstances that constitute a good reason constructive termination (as defined in each of the agreements), the executive will receive an amount equal to the base salary, cash bonus and employer contributions to benefit plans that would have been payable for the remaining term of the agreement, payable in a lump sum. We will also continue to pay for each executive’s life, health, vision and dental coverage for up to three years (two years for Ms. Brown and Mr. Knapp), with the executive responsible for his or her share of the employee insurance premium.

In the event of a change in control, followed within 12 months by the executive’s termination for a reason other than for cause or if the executive terminates voluntarily under specified circumstances that constitute a good reason constructive termination (as defined in each of the agreements), the executive will receive an amount equal to the greater of (a) the payments described in the immediately preceding paragraph, or (b) an amount equal to the three times (two times for Ms. Brown and Mr. Knapp) annual compensation (as defined in each of the agreements, and includes taxable income and employer contributions to tax-qualified and non-qualified deferred compensation plans) that would have been payable for 36 months (24 months for Ms. Brown and Mr. Knapp), payable in a lump sum. We will also continue to pay for each executive’s life, health, vision and dental coverage for up to three years (two years for Ms. Brown and Mr. Knapp), with the executive responsible for the executive’s share of the employee insurance premium.

Upon termination of employment that would entitle the executive to a severance payment (other than a termination in connection with a change in control), the executive will be required to adhere to a one-year non-competition provision. The executive will be required to release us from any and all claims in order to receive any payments and benefits under their agreements. We will agree to pay all reasonable costs and legal fees of the executives in relation to the enforcement of the employment agreements, provided the executives succeed on the merits in a legal judgment, arbitration proceeding or settlement. The employment agreements also provide for indemnification of the executives to the fullest extent legally permissible.

Assuming the executives had been terminated in connection with a change in control, Mr. Zimmerman, Ms. Brown and Mr. Knapp would have received aggregate severance payments of approximately $1,059,000, $368,000 and $244,000, respectively, based upon each executive’s current level of compensation.

Change in Control Agreements. Standard Bank entered into change-in-control agreements with three additional officers effective October 6, 2010. The change-in-control agreements provide a benefit in the event of involuntary termination of employment or resignation for a good reason (as defined in each of the agreements) equal to two times the sum of the executive’s base salary and the highest bonus earned during the prior three years, payable in a lump sum, and the continuation of non-taxable medical and dental coverage for a two-year period, with the executive responsible for his or her share of the employee premium. The amount of the payment to be made in connection with a change in control will be reduced, if necessary, to an amount that is $1.00 less than the amount that would otherwise be an “excess parachute payment” under Section 280G of the Internal Revenue Code of 1986, as amended.

Cash Incentives/Bonuses. The purpose of offering cash incentives is to provide structured annual cash award opportunities to key management personnel for their contributions to the achievement of strategic organizational objectives of Standard Financial Corp. The participants’ incentives are determined primarily based on company-wide performance measures, and are adjusted at the discretion of the Compensation Committee. For Ms. Brown, the company-wide performance measures for the fiscal year ended September 30, 2011 were based primarily on the company’s profitability, growth, expense control and risk management targets. For Mr. Knapp, the company-wide performance measures for the fiscal year ended September 30, 2011 were based primarily on the company’s profitability, expense control and commercial loan production and loan quality. The amount of the bonus for Ms. Brown and Mr. Knapp is the sum of the percentage achievement of company-wide performance measurements expressed as a percentage of base salary, with a maximum incentive for each executive of 15% of base salary.

For the fiscal year ended September 30, 2011, Ms. Brown and Mr. Knapp’s incentive payments, target award opportunities, and actual incentives awarded as a percentage of base salary, were:

Name	2011 Incentive Amount Paid ($)	Target Award Opportunity ($)	Actual Award as a Percent of Base Salary %
Colleen M. Brown	11,473	19,669	8.8%
Paul A. Knapp	6,579	15,019	6.6%

Awards made to Ms. Brown and Mr. Knapp are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

The Compensation Committee determines the amount of any cash bonus for Mr. Zimmerman in its discretion and based on its review of key performance measures, strategic projects and initiatives and operational metrics and peer group performance results. In addition, the Compensation Committee, in its discretion, awarded cash bonuses to Ms. Brown and Mr. Knapp. The amount of the discretionary cash bonuses are reflected in the “Bonus” column of the Summary Compensation Table.

Phantom Stock Agreements. Standard Bank entered into substantially identical Phantom Stock Appreciation Rights Agreements (“Phantom Stock Agreement”) with executives and directors in 2002 to provide participants with an incentive opportunity to share in Standard Bank’s performance and value creation. Directors Graft, Walker, Cofer and our Named Executive Officers, Mr. Zimmerman, Ms. Brown and Mr. Knapp, have each entered into a Phantom Stock Agreement. Under each Phantom Stock Agreement, a participant was initially credited with a one-time allocation of phantom stock. Phantom stock is used solely as a measurement tool and it represents a hypothetical share of Standard Bank (“Phantom Stock”). Each year, a participant’s phantom stock account is credited with a dollar amount equal to the annual appreciation in the Phantom Stock share price times the number of shares of Phantom Stock initially credited to the participant. The Phantom Stock share price is determined by dividing the Capital Account, as defined in the Phantom Stock Agreement, by the total number of outstanding Phantom Stock shares. Participants will be entitled to the appreciation in the price of the Phantom Stock, and not the value of the one-time grant of Phantom Stock that was credited to the participants’ accounts in connection with implementing the Phantom Stock Agreements.

In connection with the mutual to stock conversion on October 6, 2010, the Phantom Stock Agreements were frozen and no future benefits will accrue. Participants will receive cash distributions pursuant to their distribution elections, commencing in the first quarter of 2012. If a participant terminates employment or service, as applicable, prior to 2012, he or she will be entitled to the vested portion of their Phantom Stock account. A participant’s interest in his or her phantom stock account vests over 5 years, with 20% vesting each year, and consequently all directors and executives are 100% vested. The Phantom Stock Agreements provide disability, change in control and a death benefit if the participant dies while in the employment or service, as applicable, of Standard Bank.

Tax-Qualified Benefit Plans

401(k) Plan. Standard Bank participates in the Pentegra Defined Contribution Plan for Financial Institutions, a multi-employer 401(k) plan, which provides benefits to substantially all of our employees (the “401(k) Plan”). Employees of Standard Bank who are 21 or older and have completed one year of service are eligible to participate in the plan (“Participants”). Participants may contribute up to 50% of their annual compensation to the plan on a pre-tax basis, subject to limits prescribed by law. Standard Bank provides a 401(k) match equal to 50% of the Participant’s salary deferral on the first 6% of compensation, for a maximum employer matching contribution of 3% of a Participant’s pre-tax compensation. Employer contributions are subject to a six-year graded vesting schedule, with 20% vesting after two years of service and an additional 20% vest after each following year of credited service, so that a participant is 100% vested after six years of credited service. Participants are always 100% vested in their salary deferrals. Participants will also become 100% vested in the employer contributions allocated to their accounts upon attainment of normal retirement age or in the event of the participant’s death or disability. Participants may invest their accounts in the investment options provided under the 401(k) Plan. Participants may request a withdrawal from their accounts in the event they incur a financial hardship. A Participant will become eligible for distribution of his or her plan benefit upon termination of employment and a Participant that satisfies certain eligibility requirements may request distributions of certain portions of their account balance while employed. Participants may elect to receive payments of their benefits in a lump sum or in installments, provided that their account balance equal or exceeds $500. During the fiscal years ended September 30, 2011 and 2010, Standard Bank recognized $90,000 and $65,000, respectively, as a 401(k) Plan expense.

Defined Benefit Pension Plan. Standard Bank participates in the Financial Institutions Retirement Fund, a multi-employer pension plan (the “Pension Plan”). Effective August 1, 2005, the annual benefit provided to employees under the Pension Plan was frozen. Freezing the Pension Plan eliminated all future benefit accruals; however, the accrued benefit as of August 1, 2005 remains. During the fiscal years ended September 30, 2011 and 2010, Standard Bank recognized $335,000 and $448,000, respectively, as pension expense and made $182,000 and $31,000, respectively, as contributions to the Pension Plan. Standard Bank may maintain or terminate the Pension Plan as circumstances warrant.

Employee Stock Ownership Plan. In connection with the mutual to stock conversion, Standard Bank adopted an employee stock ownership plan for eligible employees. Eligible employees commenced participation in the employee stock ownership plan on the later of October 6, 2010 or upon the first entry date commencing on or after the eligible employee’s completion of 1,000 hours of service during a continuous 12-month period and the attainment of age 21.

The employee stock ownership plan trustee purchased, on behalf of the employee stock ownership plan, 178,254 shares of Standard Financial Corp. common stock issued in the offering and an additional 100,000 shares in the secondary market, for a total of 278,254 shares. The employee stock ownership plan funded its stock purchase with a loan from Standard Financial Corp. equal to the aggregate purchase price of the common stock. The loan is repaid principally through Standard Bank’s contribution to the employee stock ownership plan and dividends payable on common stock held by the employee stock ownership plan over the 20 year term of the loan. The interest rate for the employee stock ownership plan loan is an adjustable rate equal to the prime rate, as published in The Wall Street Journal, which is currently 3.25%. The interest rate will adjust annually and will be the prime rate on the first business day of the calendar year, retroactive to January 1 of such year.

The trustee holds the shares purchased by the employee stock ownership plan in an unallocated suspense account, and shares are released from the suspense account on a pro-rata basis as we repay the loan. The trustee will allocate the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants. Participants will become 100% vested upon the completion of six years of service. Participants who were employed by Standard Bank immediately prior to the offering received credit for vesting purposes for years of service prior to adoption of the employee stock ownership plan. Participants also will become fully vested automatically upon normal retirement, death or disability, a change in control, or termination of the employee stock ownership plan. Generally, participants will receive distributions from the employee stock ownership plan upon separation from service.

The employee stock ownership plan permits participants to direct the trustee as to how to vote the shares of common stock allocated to their accounts. The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.

Under applicable accounting requirements, we record a compensation expense for the employee stock ownership plan at the fair value of the shares as they are committed to be released from the unallocated suspense account to participants’ accounts. The compensation expense resulting from the release of the common stock from the suspense account and allocation to plan participants result in a corresponding reduction in Standard Financial Corp.’s earnings.

Director Compensation

Director Fees. Each director of Standard Financial Corp., other than Messrs. Mathews and Zimmerman, is paid an annual fee of $24,000. The Chairman of the Board of Directors receives an additional $6,000 retainer annually and the Vice Chairman of the Board of Directors receives an additional $3,000 retainer annually. Directors will not receive committee fees, attendance fees or other fees. In addition, Standard Bank has an Eastern Region Advisory Board, which was initiated following the acquisition of Hoblitzell National Bank. The Advisory Board currently consists of eight members, three of whom are employees of Standard Bank (including Messrs. Mathews and Zimmerman). The Eastern Region Advisory Board meets on a quarterly basis. Each independent Advisory Board member receives a fee of $500 per meeting attended. Aggregate Advisory Board fees paid for the fiscal year ended September 30, 2011, were $7,000.

Directors’ Summary Compensation Table. The following table sets forth for the fiscal year ended September 30, 2011 certain information as to the total remuneration we paid to our directors. Neither Mr. Zimmerman nor Mr. Mathews receives compensation for service on the Board of Directors.

Director Compensation Table for the Fiscal Year Ended September 30, 2011

Name	Fees Earned or Paid in Cash	All Other Compensation	Total
Terence L. Graft	$ 30,000	—	$ 30,000
Dale A. Walker	$ 27,000	—	$ 27,000
H.G. Cofer	$ 24,000	—	$ 24,000
David C. Mathews(1)	$ —	$ 177,211	$ 177,211
William T. Ferri	$ 24,000	—	$ 24,000
Thomas J. Rennie	$ 24,000	—	$ 24,000

(1)

Mr. Mathews is not paid any fees for his service as a director, however, Mr. Mathews receives compensation for his services as an employee of Standard Bank. Mr. Mathews is the Business Development Coordinator for Standard Bank and he is primarily responsible for originating commercial real estate loans. Mr. Mathews was initially a commissioned based employee, and, in 2008, Standard Bank and Mr. Mathews agreed that it was in the best interest of the parties for Mr. Mathews to be compensated with a base salary instead of commissions. The amount shown in this column includes $162,460 for base salary, $9,800 bonus payment, $4,573 for Pentegra Defined Contribution Plan for Financial Institutions (“401(k) Plan”) matching contributions and $378 for premiums paid by Standard Bank for group term life insurance.

Other Compensation Arrangements. Standard Bank entered into Phantom Stock Appreciation Rights Agreements with Messrs. Graft, Walker and Cofer. Please see the description of the Phantom Stock Appreciation Rights Agreements set forth below under the “Executive Compensation — Summary Compensation Table” for further details.

Non-Compete Agreement with David C. Mathews. Standard Bank has entered into a Non-Compete Agreement with Mr. Mathews, which provides that in order to protect the business, confidential and other proprietary information of Standard Bank, for a period of two years following his termination of employment, Mr. Mathews will not (i) directly or indirectly solicit any officer or employee to terminate their employment with Standard Bank; (ii) accept employment or become affiliated with any competitor of Standard Bank within 100 miles of where Standard Bank operates (except this provision shall not apply if he is terminated without cause); and (iii) solicit or cause any customer of Standard Bank to terminate an existing business relationship with Standard Bank.

In exchange for the non-compete and non-solicitation provisions, upon termination of Mr. Mathews’ employment, Standard Bank will pay Mr. Mathews (i) $80,000, payable in eight equal quarterly installments, if Mr. Mathews terminates employment prior to age 64, or (ii) $40,000, payable in four equal quarterly installments, if Mr. Mathews terminates employment on or after age 64 but before age 65, or (iii) nothing if Mr. Mathews terminates employment on or after age 65. The first payment shall be made on the date of Mr. Mathews’ termination of employment and each subsequent payment shall be made on each three month anniversary of the date of his termination of employment. The first payment may be delayed by six months in order to comply with Section 409A of the Internal Revenue Code.

Transactions With Certain Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to our executive officers and directors, but it contains a specific exemption from such prohibition for loans made by Standard Bank to our executive officers and directors in compliance with federal banking regulations.

At September 30, 2011, all of Standard Bank’s loans to our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Standard Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original terms at September 30, 2011, and were made in compliance with federal banking regulations.

Pursuant to Standard Financial Corp.’s Policy and Procedures for Approval of Related Person Transactions, the Audit Committee periodically reviews, no less frequently than twice a year, a summary of transactions in excess of $25,000 with directors, executive officers and their family members, for the purpose of determining whether the transactions are in compliance with our policies and should be ratified and approved.

PROPOSAL 2 —

APPROVAL OF THE STANDARD FINANCIAL CORP.

2012 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the Standard Financial Corp. 2012 Equity Incentive Plan (the “Equity Incentive Plan”), to provide officers, employees and directors of Standard Financial Corp. and Standard Bank, PaSB with additional incentives to promote the growth and performance of Standard Financial Corp. Most of the companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock.

The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the Equity Incentive Plan, attached hereto as Appendix A.

General

Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance or delivery to participants of up to 486,943 shares of Standard Financial Corp. common stock pursuant to grants of restricted stock awards, incentive stock options and non-qualified stock options; provided, however, that the maximum number of shares of stock that may be delivered pursuant to the exercise of stock options is 347,817 (all of which may be granted as incentive stock options) and the maximum number of shares of stock that may be issued as restricted stock awards is 139,126.

The Equity Incentive Plan will be administered by the members of Standard Financial Corp. Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the Equity Incentive Plan.

The Committee has the authority and discretion to select the persons who will receive awards; establishing the terms and conditions relating to each award; adopting rules and regulations relating to the Equity Incentive Plan; and interpreting the Equity Incentive Plan. The Equity Incentive Plan also permits the Committee to delegate all or any portion of its responsibilities and powers of any one or more of its members or to a committee or to one or more member of the Board of Directors who are not “outside directors” the authority to grant certain awards.

The Committee may grant an award under the Equity Incentive Plan as an alternative to or replacement of an existing award under the Equity Incentive Plan or any other plan of Standard Financial Corp. or a subsidiary of Standard Financial Corp., or as the form of payment for grants or rights earned or due under any other plan or arrangement of Standard Financial Corp. or a subsidiary of Standard Financial Corp., including the plan of any entity acquired by Standard Financial Corp. or a subsidiary of Standard Financial Corp.

Eligibility

Employees and directors of Standard Financial Corp. or its subsidiaries are eligible to receive awards under the Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant. Each award shall be subject to conditions established by the Committee that are set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee; provided, however, that unless the Committee specifies a different vesting rate, no awards shall vest more rapidly than 20% per year over a five-year period commencing one year from the date of grant. Awards may be granted in a combination of incentive and non-qualified stock options or restricted stock.

Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time. Under the Equity Incentive Plan, the exercise price may not be less than the fair market value of a share of our common stock on the date the stock option is granted. Fair market value for purposes of the Equity Incentive Plan means (i) the final sales price of Standard Financial Corp.’s common stock as reported on the principal United States securities exchange on which the shares are listed or admitted to trading on the date in question, or if Standard Financial Corp.’s common stock was not traded on such date, then on the last preceding date on which any reported sale of Standard Financial Corp. common stock occurred, and without regard to after-hours trading activity in New York City, or (ii) if the shares of our common stock are not listed or admitted to trading on any such exchange, then the closing bid quotation with respect to a share of our common stock on such date, as of the close of the market and without regard to after-hours trading activity. The Committee will determine the fair market value of the common stock, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code, if it cannot be determined in the manner described above. Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Internal Revenue Code. Only officers and employees are eligible to receive incentive stock options. Outside directors may only receive non-qualified stock options under the Equity Incentive Plan. Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise in cash or by such other means as the Committee may from time to time permit, including: (i) by personal, certified or cashiers check, (ii) by tendering stock of Standard Financial Corp. owned by the participant in satisfaction of the exercise price, (iii) by a “cashless exercise” through a third party, or (iv) by a combination of the foregoing. The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or such minimum consideration as may be required by applicable law. Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Equity Incentive Plan or the award agreement. Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.

Prohibition Against Repricing of Options. The Equity Incentive Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted.

Limitation on Awards Under the Equity Incentive Plan

The maximum number of shares of stock that may be available for awards as stock options is 347,817 and for awards of restricted stock is 139,126.

To the extent any shares of stock covered by an award (including restricted stock awards) under the Equity Incentive Plan are not delivered to a participant or beneficiary because the award is forfeited or canceled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan.

In the event of a corporate transaction involving the stock of Standard Financial Corp. (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Committee will, in an equitable manner, adjust any or all of the number and kind of securities deemed to be available for grants of stock options and restricted stock, the number and kind of securities that may be delivered or deliverable in respect of outstanding stock options and restricted stock and the exercise price of stock options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, stock options and restricted stock.

Performance Features

General. A federal income tax deduction for Standard Financial Corp. will generally be unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer or three other most highly compensated officers (other than its chief financial officer). However, amounts that constitute “performance-based compensation” (as that term is used in section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit. The Equity Incentive Plan is designed so that stock options will be considered performance-based compensation. The Committee may designate whether any restricted stock awards granted to any participant are intended to be performance-based compensation. Any restricted stock awards designated as performance-based compensation will be conditioned on the achievement of one or more performance measures, to the extent required by section 162(m) of the Internal Revenue Code.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: book value; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; net income or net income before taxes; cash earnings; net interest income; non-interest income; general and administrative expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; cash flow; strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or any combination of the foregoing. Performance measures may be based on the performance of Standard Financial Corp. as a whole or of any one or more subsidiaries or business units of Standard Financial Corp. or a subsidiary and may be measured relative to a peer group, an index or a business plan. The Committee may adjust performance measures in certain circumstances, provided, however, no adjustment may be made with respect to an award that is intended to be performance-based compensation within the meaning of section 162(m) of the Internal Revenue Code, except to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception under section 162(m) of the internal Revenue Code. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items.

Vesting of Awards

If the vesting of an award under the Equity Incentive Plan is conditioned on the completion of a specified period of service with Standard Financial Corp. or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement; subject to acceleration of vesting in the event of death, disability, or involuntary termination of employment or service following a change in control.

Change in Control

Unless otherwise stated in an award agreement, upon the occurrence of an involuntary termination of employment following a change in control of Standard Financial Corp., all outstanding options then held by a participant will become fully exercisable and all restricted stock awards shall be fully earned and vested. For the purposes of the Equity Incentive Plan, a change in control occurs when (a) Standard Financial Corp. or Standard Bank, PaSB merges into or consolidates with another entity or merges another bank or corporation into Standard Financial Corp. or Standard Bank, PaSB, and as a result, less than a majority of the combined voting power of the resulting corporation is held by persons who were stockholders of the Company or the Bank before the merger or consolidation; (b) a person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of Standard Financial Corp.’ or Standard Bank, PaSB’s voting securities; (c) during any period of two consecutive years, individuals who constitute Standard Financial Corp.’ or Standard Bank, PaSB’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of Standard Financial Corp.’ or Standard Bank, PaSB’s Board of Directors, provided that each director who is first elected by the board by a vote of at least two-thirds of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or (d) Standard Financial Corp. or Standard Bank, PaSB sells to a third party all or substantially all of its assets.

In the event of a change in control, any performance measure attached to an award under the Equity Incentive Plan shall be deemed satisfied as of the date of the change in control.

Forfeiture

The Committee may specify in an award agreement that rights and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon termination of employment for cause; termination of services with Standard Financial Corp. or its affiliate or subsidiary; any material violation of one or more of Standard Financial Corp.’s policies; breach of noncompetition, confidentiality or other restrictive covenants that apply to the employee or director; or any other conduct that is detrimental to Standard Financial Corp.’s business or reputation, its affiliates and/or its subsidiaries.

If Standard Financial Corp. is required to prepare an accounting restatement due to the material noncompliance of Standard Financial Corp., as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse Standard Financial Corp. the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement. In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any participant reimburse Standard Financial Corp. for all or any part of the amount of any payment in settlement of any award granted hereunder.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Equity Incentive Plan or any award granted under the Equity Incentive Plan, provided that, except as provided in the Equity Incentive Plan, no amendment or termination may adversely impair the rights of a Participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the Equity Incentive Plan (other than as provided in the Equity Incentive Plan), or materially modify the requirements for participation in the Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Committee may amend the Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the Equity Incentive Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Equity Incentive Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of Standard Financial Corp.

Duration of Plan

The Equity Incentive Plan will become effective upon approval by the stockholders at this annual meeting. The Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the Equity Incentive Plan on or after the 10-year anniversary of the effective date of the Equity Incentive Plan. At any time, the Board of Directors may terminate the Equity Incentive Plan. However, any termination of the Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and Standard Financial Corp. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of Standard Financial Corp. or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and Standard Financial Corp. will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and Standard Financial Corp. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and Standard Financial Corp. will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Withholding of Taxes. Standard Financial Corp. may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the Equity Incentive Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by Standard Financial Corp.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits Standard Financial Corp.’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer and the three other most highly compensated executives (excluding the chief financial officer) named in the summary compensation table (“covered employees”). Restricted stock awards, other than performance-based restricted stock awards, and other awards that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million. “Qualified performance-based compensation” is not subject to this limit and is fully deductible by Standard Financial Corp. “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance. Stock options available for award under the Equity Incentive Plan will be considered “qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services. Accordingly, if an award is not exempt from Section 162(m), income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.

In the case of performance-based awards granted to a covered employee that are not distributed until after the covered employee’s retirement or other termination of employment, the $1.0 million deduction limit will not apply and the award will be fully deductible. Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1.0 million deduction limit. The Equity Incentive Plan is designed so that stock options and performance-based restricted stock awards that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1.0 million deduction limit. Standard Financial Corp. expects that the Committee will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the Committee may decide to grant awards that result in executive compensation that exceeds the deduction limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Incentive Plan. Standard Financial Corp. suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under FASB ASC Topic 718, Standard Financial Corp. is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Awards to be Granted

The Board of Directors adopted the Equity Incentive Plan, and the Compensation Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards.

Required Vote and Recommendation of the Board

In order to approve the Equity Incentive Plan, the proposal must receive the affirmative vote of a majority of the shares cast at the stockholder meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2012 EQUITY INCENTIVE PLAN.

PROPOSAL 3 —

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the fiscal year ended September 30, 2011 was S.R. Snodgrass, A.C. Our Audit Committee has approved the engagement of S.R. Snodgrass, A.C. to be our independent registered public accounting firm for the fiscal year ending September 30, 2012, subject to the ratification of the engagement by our stockholders. At the annual meeting, the stockholders will consider and vote on the ratification of the engagement of S.R. Snodgrass, A.C. for the fiscal year ending September 30, 2012. A representative of S.R. Snodgrass, A.C. is expected to attend the annual meeting to respond to appropriate questions and to make a statement if he or she so desires.

Even if the selection of the independent registered public accounting firm is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interest of Standard Financial Corp. and its stockholders.

Fees Paid to Independent Registered Public Accounting Firm

Set forth below is certain information concerning aggregate fees billed for professional services rendered by S.R. Snodgrass, A.C. during the fiscal years ended September 30, 2011 and 2010.

	Fiscal Year Ended September 30, 2011	Fiscal Year Ended September 30, 2010
Audit Fees	$ 74,180	$ 127,230
Audit-Related Fees	—	—
Tax Fees	11,334	7,262
All Other Fees	—	—

Audit Fees. Audit fees for each of the fiscal years ended September 30, 2011 and 2010 were for professional services rendered for the audits of our consolidated financial statements and consent and comfort letters and related services provided in connection with the preparation of our registration statement for our initial public offering.

Tax Fees. Tax fees for the fiscal years ended September 30, 2011 and 2010 were for the preparation of state and federal tax returns, assistance with calculating estimated tax payments and other consulting.

The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax consulting services rendered, is compatible with maintaining the independence of S.R. Snodgrass, A.C. The Audit Committee concluded that performing such services does not affect the independence of S.R. Snodgrass, A.C. in performing its function as our independent registered public accounting firm.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to report periodically to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All audit-related fees, tax fees and all other fees described above were approved either as part of our engagements of S.R. Snodgrass, A.C. or pursuant to the pre-approval policy described above.

Vote Required

In order to ratify the selection of S.R. Snodgrass, A.C. as the independent registered public accounting firm for the fiscal year ending September 30, 2012, at least a majority of the shares cast at the annual meeting must vote in favor of such ratification. The Audit Committee of the Board of Directors recommends a vote “FOR” the ratification of S.R. Snodgrass, A.C. as the independent registered public accounting firm for the fiscal year ending September 30, 2012.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED

AT AN ANNUAL MEETING

Our Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, our Corporate Secretary must receive written notice not earlier than the 90th day nor later than the 80th day prior to date of the annual meeting; provided, however, that in the event that less than 90 days’ notice or prior public disclosure of the date of the annual meeting is provided to stockholders, then, to be timely, notice by the stockholder must be so received not later than the tenth day following the day on which public announcement of the date of such meeting is first made.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on Standard Financial Corp.’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of Standard Financial Corp. which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

The notice with respect to director nominations must include (i) as to each individual whom the stockholder proposes to nominate for election as a director, (A) all information relating to such person that would indicate such person’s qualification under Article 2, Section 12 of our Bylaws, including an affidavit that such person would not be disqualified under the provisions of Article 2, Section 12 of the Bylaws and (B) all other information relating to such individual that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation; and (ii) as to the stockholder giving the notice, (A) the name and address of such stockholder as they appear on the Corporation’s books and of the beneficial owner, if any, on whose behalf the nomination is made; (B) the class or series and number of shares of capital stock of Standard Financial Corp. which are owned beneficially or of record by such stockholder and such beneficial owner; (C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.

Nothing in this Proxy Statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

The 2013 Annual Meeting of Stockholders is expected to be held February 19, 2013. Accordingly, advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be received by our Corporate Secretary no earlier than November 21, 2012 and no later than December 1, 2012. If notice is received outside of these dates, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in our proxy materials for our 2013 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office, 2640 Monroeville Boulevard, Monroeville, Pennsylvania 15146, no later than September 11, 2012. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the annual meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by Standard Financial Corp. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of shares of common stock. In addition to solicitations by mail, our directors, officers and regular employees may solicit proxies personally, by telegraph, telephone or other forms of communication without additional compensation.

Our Annual Report on Form 10-K for the fiscal year ended September 30, 2011 has been mailed or made available online to all stockholders of record as of January 3, 2012. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing us at the address listed above.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING

The Notice and Proxy Statement, Annual Report on Form 10-K and Proxy Card are available at http://www.standardbankpa.com/stndproxy.

BY ORDER OF THE BOARD OF DIRECTORS

Timothy K. Zimmerman
President and Chief Executive Officer

Monroeville, Pennsylvania

January 18, 2012

APPENDIX A

STANDARD FINANCIAL CORP.

2012 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1         Purpose, Effective Date and Term. The purpose of the Standard Financial Corp. 2012 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Standard Financial Corp. (the “Company”), and its Subsidiaries, including Standard Bank, PaSB (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders. The “Effective Date” of the Plan shall be the date the Plan satisfies the applicable shareholder approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

Section 1.2         Administration. The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3         Participation. Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan. Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4         Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1         General. Any Award under the Plan may be granted singularly or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:

(a)         Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date; or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b)         Restricted Stock. Restricted Stock means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

Section 2.2         Stock Options.

(a)         Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b)         Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten years after the date of its grant (or five years with respect to ISOs granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of an acquired entity. The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option; (iv) by personal, certified or cashiers’ check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share.

Section 2.3         Restricted Stock.

(a)         Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Standard Financial Corp. dated [Date], made pursuant to the terms of the Standard Financial Corp. 2012 Equity Incentive Plan, copies of which are on file at the executive offices of Standard Financial Corp., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)         Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)         Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be immediately distributed to the Participant. If the Committee determines to delay the distribution of dividends to a Participant until the vesting of an Award of Restricted Stock, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests.

(ii)         Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights with respect to the shares of Restricted Stock shall be exercised by the Participant in his or her discretion.

(iii)         Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4         Performance-Based Compensation. Any Award under the Plan that is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee. The grant of any Award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

(a)         Performance Measures. Such performance measures may be based on any one or more of the following:

(i)         book value or tangible book value per share;

(ii)         basic cash earnings per share;

(iii)         diluted earnings per share;

(iv)         return on equity;

(v)         net income or net income before taxes;

(vi)         cash earnings;

(vii)         net interest income;

(viii)         non-interest income;

(ix)	general and administrative expense to average assets ratio;

(x)	cash general and administrative expense to average assets ratio;

(xi)	efficiency ratio;

(xii)	cash efficiency ratio;

(xiii)	return on average assets;

(xiv)	cash return on average assets;

(xv)	return on average stockholders’ equity;

(xvi)	cash return on average stockholders’ equity;

(xvii)	return on average tangible stockholders’ equity;

(xviii)	cash return on average tangible stockholders’ equity;

(xix)	core earnings;

(xx)	operating income;

(xxi)	operating efficiency ratio;

(xxii)	net interest rate margin or net interest rate spread;

(xxiii)	growth in assets, loans, or deposits;

(xxiv)	loan production volume;

(xxv)	non-performing loans;

(xxvi)	cash flow;

(xxvii)       strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or

(xxviii)       any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The Committee may elect to use different performance measures and shall have sole discretion in determining how performance measures are calculated. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions. To the extent not specifically excluded, such effects shall be included in any applicable performance measure. The Committee also may exclude other items in its sole discretion in establishing and calculating performance measures, which may include, but not limited to, the effect of dividends and the expense of Restricted Stock Awards.

(b)         Adjustments. Pursuant to this Section 2.4, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

Section 2.5         Vesting of Awards. (a) The Committee shall specify the vesting schedule or conditions of each Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, Awards under the Plan shall be granted with a vesting rate not exceeding 20% per year, with the first installment vesting one year after the date of grant. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability, or Involuntary Termination of Employment following a Change in Control). Unless otherwise provided by the Committee, Service as a director emeritus or advisory director shall constitute Service for purposes of vesting.

(b)         Notwithstanding Section 2.8 and Article 4 hereof, to the extent permitted by applicable law or regulations, or pursuant to an applicable regulatory waiver, the Committee may determine that all Stock Options then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option) and all Restricted Stock Awards described in Section 2.1(b) shall be fully earned and vested immediately.

Section 2.6         Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.7         Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.3, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value) or replacement grants, or other means.

Section 2.8.         Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a)         Upon a Participant’s Termination of Service for any reason other than Disability, death, or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three months following termination and any Restricted Stock that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)         In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock granted to a Participant that has not vested shall expire and be forfeited.

(c)         Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for a period of one year following Termination of Service due to death, Disability or Retirement; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement or one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service.

(d)         Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e)         Notwithstanding the provisions of this Section 2.8, the effect of a Change in Control on the vesting/exercisability of Stock Options and Restricted Stock is as set forth in Article 4.

ARTICLE 3 - SHARES SUBJECT TO PLAN

Section 3.1         Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2         Share Limitations.

(a)         Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to Four Hundred Eighty-Six Thousand Nine Hundred Forty-Three (486,943) shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is Three Hundred Forty-Seven Thousand Eight Hundred Seventeen (347,817) shares of Stock. The maximum number of shares of Stock that may be issued as Restricted Stock Awards is One Hundred Thirty-Nine Thousand One Hundred Twenty-Six (139,126) shares of Stock. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.3.

(b)         Computation of Shares Available. For purposes of this Section 3.2, the number of shares of Stock available for the granting of additional Stock Options and Restricted Stock shall be reduced by the number of shares of Stock granted. To the extent any shares of Stock covered by an Award (including Restricted Stock) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3         Corporate Transactions.

(a)         General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options and Restricted Stock in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options and Restricted Stock, and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options and Restricted Stock (including, without limitation, cancellation of Stock Options and Restricted Stock in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options and Restricted Stock using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b)         Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled.

Section 3.4         Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)         Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b)         Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1         Consequence of a Change in Control. Subject to the provisions of Section 2.5 (relating to vesting and acceleration) and Section 3.3 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee:

(a)         At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Stock Options then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option).

(b)         At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Awards of Restricted Stock described in Section 2.1(b) shall be fully earned and vested immediately. Notwithstanding the above, any Awards the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c)         In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2         Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a)         Merger: The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b)         Acquisition of Significant Share Ownership: There is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than Schedule 13G) required under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s voting securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities;

(c)         Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders or corporators) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(d)         Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of a change in the number of shares of Stock or Voting Securities then outstanding, which thereby increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur. In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1         Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award. The Board (or those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2         Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a)         the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.

(b)         The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)         The Committee will have the authority to define terms not otherwise defined herein.

(d)         Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)         In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.3         Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the

Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4         Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5         Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1         General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.3 and Section 6.2) may cause the Award to violate Code Section 409A, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.3, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2         Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.6 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1         No Implied Rights.

(a)         No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)         No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)         No Rights as a Stockholder. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2         Transferability. Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant.

Section 7.3         Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4         Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5         Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6         Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

Section 7.7         Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8         Tax Withholding. Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option settled in stock, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718 (formerly, FAS 123R) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

Section 7.9         Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10         Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11         Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12         No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13         Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the Commonwealth of Pennsylvania, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14         Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15         Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16         Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a)         in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)         in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

(c)         in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary.

Section 7.17         Forfeiture Events.

(a)         The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provisions of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b)         If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any Award granted hereunder.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1         In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)         “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

(b)         “Award” means any Stock Option, Restricted Stock or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c)         “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d)         “Board” means the Board of Directors of the Company.

(e)         If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

(f)         “Change in Control” has the meaning ascribed to it in Section 4.2.

(g)         “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)         “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i)         “Committee” means the Committee acting under Article 5.

(j)         “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

(k)         “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(l)         If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering the Company’s Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m)         “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

(n)         “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(o)         “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(p)         “Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.

(q)         “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(r)         “Fair Market Value” means, with respect to a share of Stock on a specified date:

(I)         the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(II)         if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(III)         if (I) and (II) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirements of Code Section 409A and the regulations promulgated thereunder. For purposes of the exercise of a Stock Option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.

(s)         A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events following a Change in Control: (a) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (b) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to the Change in Control; (c) any reduction of the rate of the Employee Participant’s base salary in effect immediately prior to the Change in Control; (d) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant’s compensation as and when due; (e) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (f) a change in the Employee Participant’s principal place of employment, without his consent, to a place that is at least 30 miles further away from the Employee Participant’s principal residence prior to the Change in Control.

(t)         “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than 50% of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than 50% of the voting interests.

(u)         “Incumbent Directors” means:

(I)         the individuals who, on the date hereof, constitute the Board; and

(II)         any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments

(v)         “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary (other than a termination for Cause) or termination of employment by a Participant Employee for Good Reason.

(w)         “ISO” has the meaning ascribed to it in Section 2.1(a).

(x)         “Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(y)         “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(z)         “Restricted Stock” has the meaning ascribed to it in Section 2.3.

(aa)         “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee on or after the attainment of age 65, or Termination of Service as a Director on or after the attainment of age 75, provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement until both Service as an Employee and Service as a Director has ceased. A non-Employee Director will be deemed to have terminated due to

Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-Employee Director’s intention to retire.

(bb)         “SEC” means the United States Securities and Exchange Commission.

(cc)         “Securities Act” means the Securities Act of 1933, as amended from time to time.

(dd)         “Service” means service as an Employee, service provider, or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.

(ee)         “Stock” means the common stock of the Company, $0.01 par value per share.

(ff)         “Stock Option” means an ISO or a Non-Qualified Option.

(gg)         “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

(hh)         “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(I)         The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(II)         The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section (II), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(III)         If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(IV)         A service provider whose Services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose Services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is 90 days after the date the service provider last provides Services requested by the Company or any Subsidiary (as determined by the Committee).

(V)         Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section (hh), the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(VI)         With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director.

(ii)         “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

(jj)         “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

Section 8.2         In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)         actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)        references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)         in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)         references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)         indications of time of day mean Eastern time;

(f)         “including” means “including, but not limited to”;

(g)         all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)         all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)         the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)         any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)         all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

REVOCABLE PROXY

STANDARD FINANCIAL CORP.

ANNUAL MEETING OF STOCKHOLDERS

February 21, 2012

9:00 a.m., Eastern Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the members of the official proxy committee of Standard Financial Corp. (the “Company”), or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on Tuesday, February 21, 2012 at 9:00 a.m., Eastern time, at the Doubletree Hotel Pittsburgh/Monroeville Convention Center, located at 101 Mall Boulevard, Monroeville, Pennsylvania 15146 and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of Proposals 1, 2 and 3. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the proxy committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED

POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA

THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

                    FOLD AND DETACH HERE

STANDARD FINANCIAL CORP. — ANNUAL MEETING, FEBRUARY 21, 2012

YOUR VOTE IS IMPORTANT!

Annual Meeting Materials are available on the Internet at:

www.standardbankpa.com/stndproxy

You can vote in one of three ways:

1.	Call toll free 1-866-388-1540 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/stnd and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

6902

REVOCABLE PROXY
☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	STANDARD FINANCIAL CORP.	ANNUAL MEETING OF STOCKHOLDERS February 21, 2012

		With-	For All
	For	hold	Except		For	Against	Abstain
1. The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).	☐	☐	☐	2. The approval of the Standard Financial Corp. 2012 Equity Incentive Plan.	☐	☐	☐
Nominees:
(01) Horace G. Cofer (02) Timothy K. Zimmerman (03) Thomas J. Rennie				3. The ratification of the appointment of S.R. Snodgrass, A.C. as the independent registered public accounting firm of Standard Financial Corp. for the fiscal year ending September 30, 2012.	For ☐	Against ☐	Abstain ☐
INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

				Mark here if you plan to attend the meeting			☐

				Mark here for address change and note change			☐

Please be sure to date and sign this proxy card in the box below.	Date			Note: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts, corporations or partnerships, title or capacity should be stated. If shares are held jointly, each holder should sign.

Sign above	Co-holder (if any) sign above

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1.	By Mail; or
2.	By Telephone (using a Touch-Tone Phone); or
3.	By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., February 21, 2012. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., February 21, 2012: 1-866-388-1540	Vote by Internet anytime prior to 3 a.m., February 21, 2012 go to https://www.proxyvotenow.com/stnd

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

INTERNET ANNUAL MEETING MATERIALS:	www.standardbankpa.com/stndproxy

Your vote is important!